UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 5, 2006
DIODES INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-5740 (Commission File Number)	95-2039518 (I.R.S. Employer Identification No.)

3050 East Hillcrest Drive Westlake Village, California (Address of principal executive offices)	91362 (Zip Code)
(805) 446-4800
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
     On October 6, 2006, Diodes Incorporated (the “Company”) issued a press release announcing the pricing of its previously-announced offering of $200 million of convertible senior notes due 2026 (the “Notes”). The notes will pay interest semiannually at a rate of 2.25% per annum. The notes will be convertible in certain circumstances, into cash up to the principal amount, and any conversion value above the principal amount will be convertible, at Diodes’ option, into cash or shares of common stock, at an initial conversion rate of 17.0946 shares per $1,000 principal amount of notes (which represents an initial conversion price of $58.50 per share). In addition, the underwriters of the notes will have an over-allotment option to purchase up to an additional $30 million aggregate principal amount of notes within 13 days of the initial issuance of the notes. A copy of the press release is attached as Exhibit 99.1 to this Report and is incorporated in this Item 7.01 by this reference.
     The information contained, or incorporated by reference, in Item 7.01 is being furnished and will not be treated as “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section. This information will not be incorporated by reference into a filing under the Securities Act of 1933, or into another filing under the Exchange Act, unless that filing expressly refers to specific information in Item 7.01 of this Report. The furnishing of the information in Item 7.01 is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this Report contains is material investor information that is not otherwise publicly available.
Item 8.01. Other Events.
     On October 5, 2006, the Company entered into an underwriting agreement with UBS Securities LLC, as representative of the underwriters (the “Underwriting Agreement”), in connection with the public offering by the Company of the Notes. The Notes are to be issued under an Indenture between the Company and Union Bank of California, N.A., as trustee.
     The Notes were registered pursuant to an automatic shelf registration statement (Registration No. 333-137803) on Form S-3 under the Securities Act of 1933, as amended (the “Registration Statement”) that the Company filed on October 4, 2006.
     The Current Report on Form 8-K is being filed for the purpose of filing exhibits to the Registration Statement relating to the public offering of the Notes, and such exhibits are hereby incorporated into the Registration Statement by reference. A copy of the Underwriting Agreement is filed as Exhibit 1.1, and a Form T-1 Statement of Eligibility and Qualification for Union Bank of California, N.A. is filed as Exhibit 25.1 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit
Number	Description
1.1	Underwriting Agreement, dated October 5, 2006

25.1	Statement of Eligibility and Qualification of Trustee Under the Trust Indenture Act of 1939, as amended, on Form T-1.

99.1	Press release dated October 6, 2006 announcing pricing of offering.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DIODES INCORPORATED
Date: October 6, 2006	By /s/ Carl C. Wertz
Carl C. Wertz,
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
1.1	Underwriting Agreement, dated October 5, 2006

25.1	Statement of Eligibility and Qualification of Trustee Under the Trust Indenture Act of 1939, as amended, on Form T-1.

99.1	Press release dated October 6, 2006 announcing pricing of offering.